SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

Charter Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation or Organization)

000-27927	43-1857213
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri 63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 30, 2009, Charter Communications, Inc. (the "Company"), its subsidiaries and certain of its affiliates consummated their Joint Plan of Reorganization.  In connection with its emergence from chapter 11 bankruptcy, the Company issued its financial statements for the year ended December 31, 2008 to contain an audit report of the Company's registered independent public accounting firm that does not contain going concern qualifications. The Company also revised its Management Discussion and Analysis for the year ended December 31, 2008 to read as provided in Exhibt 99.2 hereto.

In May 2008, the Financial Accounting Standards Board (“FASB”) issued FASB Staff Position (“FSP”) Accounting Principles Board (“APB”) 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement) which specifies that issuers of convertible debt instruments that may be settled in cash upon conversion should separately account for the liability and equity components in a manner reflecting their nonconvertible debt borrowing rate when interest costs are recognized in subsequent periods. The Company adopted FSP APB 14-1 effective January 1, 2009 and applied the effects retrospectively to the Company's consolidated financial statements for the years ended December 31, 2008, 2007 and 2006. The financial information contained in Item 6, 7 and 8 has been derived from our revised consolidated financial statements and reflects the retrospective application of FSP ABP 14-1.

In December 2007, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 160, Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51, which requires noncontrolling interests (previously referred to as minority interests) to be reported as a component of equity. The Company adopted SFAS No. 160 effective January 1, 2009. The Company’s adoption of the new standard resulted in the presentation of Mr. Paul G. Allen’s 5.6% preferred membership interest in CC VIII, LLC as temporary equity in the Company’s consolidated balance sheets as of December 31, 2008 and 2007 as presented, which was previously classified as minority interest.

The disclosure in this Item 2.02, as well as Exhibits 99.1, 99.2 and 99.3 included herewith, which revise Items 6, 7 and 8, respectively, of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008, are to be considered “filed” with the Securities and Exchange Commission for all purposes under the Securities Exchange Act of 1934, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

The following exhibits are filed pursuant to Item 2.02:

Exhibit No.	Description
23.1	Consent of KPMG LLP*
99.1	Item 6 of the Company’s 2008 Annual Report on Form 10-K, “Selected Financial Data”*
99.2	Item 7 of the Company’s 2008 Annual Report on Form 10-K “Management’s Discussion and Analysis of Financial Condition and Results of Operations”*
99.3	Item 8 of the Company’s 2008 Annual Report on Form 10-K “Financial Statements and Supplementary Data”*

* filed herewith

7

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CHARTER COMMUNICATIONS, INC.
                               Registrant

Dated: December 4, 2009

By:/s/ Eloise E. Schmitz Name: Eloise E. Schmitz Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP*
99.1	Item 6 of the Company’s 2008 Annual Report on Form 10-K, “Selected Financial Data”*
99.2	Item 7 of the Company’s 2008 Annual Report on Form 10-K “Management’s Discussion and Analysis of Financial Condition and Results of Operations”*
99.3	Item 8 of the Company’s 2008 Annual Report on Form 10-K “Financial Statements and Supplementary Data”*

* filed herewith